SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 5, 1999


                             SFORZA ENTERPRISES INC.
             (Exact name of registrant as specified in its charter)


           Florida                       000-23251              65-0705377
           -------                       ---------              ----------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
incorporation)                                               Identification No.)


222 Clematis Street, Suite 202, West Palm Beach, Florida                 33401
--------------------------------------------------------                 -----
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (561) 366-0027


                                 Not Applicable
            --------------------------------------------------------
          (Former name or former address, if changed since last report)

                             SFORZA ENTERPRISES INC.

                                    FORM 8-K
                                 CURRENT REPORT


Item 2. Acquisition or Disposition of Assets

         On August 5, 1999, Sforza Enterprises Inc. (the "Company"), directly and through wholly owned subsidiaries, purchased 48% limited partnership interests and 1% general partnership interests in three limited partnerships, Max's Beach Grill Ltd., Unique Brickell, Ltd. and Unique Weston, Ltd. (the "Partnerships") which each operate a restaurant in South Florida. The Company previously held a 51% limited partnership interest in each of the Partnerships, and now holds 100% interests in the Partnerships.

         The Partnerships interests were purchased from Unique SEI Holdings, Inc. ("Seller"), which is an affiliate of Unique Restaurant Concepts, Inc. ("Licensor").

         The restaurants operated by the Partnerships are Max's Beach Place and Max's Grille Las Olas Riverfront, both located in Ft. Lauderdale, Florida, and Max's Grille in Weston, Florida ("Restaurants").

         The aggregate purchase price for the 49% partnership interests was $160,000. In addition, Seller was granted three year options to purchase up to 20,000 shares of common stock of the Company at $2.50 per share. The options may be exercised for up to 10,000 shares at any time within five calendar days after the market price of the stock equals or exceeds $5.00 per share for 20 consecutive trading days. The holder has the right to exercise the options for the remaining 10,000 shares at any time within five business days after the market price of the common stock equals or exceeds $7.00 per share for 20 consecutive trading days. The options were issued pursuant to an exemption from registration under the Securities Act of 1933 as amended as a transaction which is not a public offering.

         The Partnerships have operated the Restaurants under the Max's Grille or Max's Beach Place name pursuant to licensing agreements with Licensor. The Restaurants have been operated for the Partnerships by Licensor under a management agreement. As part of the purchase transaction, the Partnerships and Licensor agreed to terminate the Licensor's management agreement, and the Restaurants will now be operated directly by wholly owned subsidiaries of the Company as the general partners of the Partnerships.

         In addition, the Partnerships entered into Amended and Restated License Agreements with Licensor under which Licensor is to consult with Partnerships, furnish new menu items and procedures and train the chef of the Restaurants with respect to new menu items. The Partnerships will pay Licensor a license fee of 1.75% of Gross Revenues (as defined in the agreement) of the restaurant for Max's Grille Las Olas Riverfront and for Max's Grille (Weston). The license fee for Max's Beach Place will be .75% of Gross Revenues for the first nine months and 1% of Gross Revenues thereafter.

         The Max's Beach Place license agreement may be terminated by the Partnership at any time upon 30 days notice.

         The license for the other two restaurants may be terminated by the Partnership at any time on 90 days notice, except that the license fee shall in any event be payable for one year, or, under certain circumstances, for 18 months.

         The source of funds for the purchase was the Company's working capital.

Item 7.  Financial Statements, Proforma Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

     Max's Beach Grill, Ltd., Unique Brickell, Ltd., and Unique Weston, Ltd.

Report of independent accountants                                            F-1

Combined financial statements:
    Combined balance sheet - December 31, 1998                               F-2
    Combined statement of operations - for the year ended
       December 31, 1998                                                     F-3
    Combined statement of cash flows - for the year ended
       December 31, 1998                                                     F-4

Notes to combined financial statements                                 F-5 - F-9

Interim combined financial statements (unaudited):
    Combined condensed balance sheet - June 30, 1999
       (unaudited)                                                          F-10
    Combined condensed statement of income - for the six
       months ended June 30, 1999 (unaudited)                               F-11
    Combined condensed statement of cash flows - for the six
       months ended June 30, 1999 (unaudited)                               F-12

Notes to interim combined condensed financial statements
    (unaudited)                                                             F-13


(b) Pro Forma Financial Information.                                        F-14

                    Sforza Enterprises Inc. and Subsidiaries

Pro forma consolidated condensed balance sheet - June 30,
    1999 (unaudited)                                                        F-15
Pro forma consolidated condensed statement of operations -
    for the six months ended June 30, 1999 (unaudited)                      F-16
Pro forma consolidated condensed statement of operations -
    for the year ended December 31, 1998 (unaudited)                        F-17

(c) Exhibits:

                  10.5 - License Agreement by and between Unique Restaurant Concepts, Inc. and Unique Brickell, Ltd. - deleted.

                  10.5(1) - Amended and Restated License Agreement between Unique Restaurant Concepts, Inc. and Unique Brickell Inc. dated August 5, 1999.

                  10.6 - License Agreement between Unique Restaurant Concepts, Inc. and Unique Weston, Ltd. - deleted.

                  10.6(1) - Amended and Restated License Agreement between Unique Restaurant Concepts, Inc. and Unique Weston, Inc. dated August 5, 1999.

                  10.8 - License Agreement between Unique Restaurant Concepts, Inc. and Max's Beach Grill, Ltd. - deleted.

                  10.8(1) - Amended and Restated License Agreement between Unique Restaurant Concepts, Inc. and Max's Beach Grill, Ltd. - dated August 5, 1999.

                  10.9(1) - Termination of Management Agreement among Unique Restaurant Concepts, Inc., Max's Beach Grill, Ltd., Unique Brickell, Ltd. and Unique Weston, Ltd. dated August 5, 1999.

                  10.22 - Agreement for Purchase and Sale of Partnership Interests dated August 5, 1999 among Unique SEI Holdings, Inc., Max's Beach Grill, Inc., Unique Brickell, Inc., Unique Weston, Inc. and Sforza Enterprises Inc.

                  10.23 - Stock Option Agreement dated August 5, 1999 between Sforza Enterprises Inc. and Unique SEI Holdings, Inc.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SFORZA ENTERPRISES INC.


        Date: August 13, 1999          By: /s/ Gerald J. Visconti, Jr.
                                          -----------------------------------
                                           Gerald J. Visconti, Jr.
                                           President and Chief Executive Officer

                            SFORZA ENTERPRISES INC.

                          INDEX TO FINANCIAL STATEMENT


Report of independent accountants                                            F-1

Combined financial statements:
    Combined balance sheet - December 31, 1998                               F-2
    Combined statement of operations - for the year ended
       December 31, 1998                                                     F-3
    Combined statement of cash flows - for the year ended
       December 31, 1998                                                     F-4

Notes to combined financial statements                                 F-5 - F-9

Interim combined financial statements (unaudited):
    Combined condensed balance sheet - June 30, 1999
       (unaudited)                                                          F-10
    Combined condensed statement of income - for the six
       months ended June 30, 1999 (unaudited)                               F-11
    Combined condensed statement of cash flows - for the six
       months ended June 30, 1999 (unaudited)                               F-12

Notes to interim combined condensed financial statements
    (unaudited)                                                             F-13


Pro Forma Financial Information                                             F-14

                    Sforza Enterprises Inc. and Subsidiaries

Pro forma consolidated condensed balance sheet - June 30,
    1999 (unaudited)                                                        F-15
Pro forma consolidated condensed statement of operations -
    for the six months ended June 30, 1999 (unaudited)                      F-16
Pro forma consolidated condensed statement of operations -
    for the year ended December 31, 1998 (unaudited)                        F-17

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Partners
Max's Beach Grill, Ltd.
Unique Brickell, Ltd.
Unique Weston, Ltd.

We have audited the accompanying combined balance sheet of Max's Beach Grill, Ltd. (a limited partnership), Unique Brickell, Ltd. (a limited partnership), and Unique Weston, Ltd. (a limited partnership) as of December 31, 1998, and the related combined statements of operations and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such combined financial statements present fairly, in all material respects, the combined financial position of Max's Beach Grill, Ltd., Unique Brickell, Ltd., and Unique Weston, Ltd. as of December 31, 1998, and the combined results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.


/s/ Templeton & Company, P.A.

Royal Palm Beach, Florida
April 1, 1999, except for Note 8, as to
    which the date is August 12, 1999


                            MAX'S BEACH GRILL, LTD.,
                             UNIQUE BRICKELL, LTD.,
                                       AND
                               UNIQUE WESTON, LTD.

                             COMBINED BALANCE SHEET
                                December 31, 1998


                                     ASSETS

Current assets:
    Cash and cash equivalents                                                                            $  279,195
    Inventories                                                                                             117,428
    Other current assets                                                                                    274,063
                                                                                                         ----------

          Total current assets                                                                              670,686

Property and equipment, net                                                                               1,972,259

Other assets                                                                                                 27,495

                                                                                                         ----------
              Total assets                                                                               $2,670,440
                                                                                                         ==========


                                         LIABILITIES AND PARTNERS' EQUITY

Current liabilities:
    Accounts payable                                                                                     $  552,748
    Accrued expenses                                                                                        604,068
    Due to affiliate                                                                                         50,000
    Current portion of obligation under capital
       leases                                                                                                49,990
                                                                                                         ----------

          Total current liabilities                                                                       1,256,806

Obligation under capital leases, net                                                                        150,302
                                                                                                         ----------

          Total liabilities                                                                               1,407,108

Partners' equity                                                                                          1,263,332
                                                                                                         ----------

              Total liabilities and partners' equity                                                     $2,670,440
                                                                                                         ==========

See accompanying notes.
                                       F-2



                            MAX'S BEACH GRILL, LTD.,
                             UNIQUE BRICKELL, LTD.,
                                       AND
                               UNIQUE WESTON, LTD.

                        COMBINED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1998


Restaurant sales, net                                       $5,722,623
                                                            ----------

Cost and expenses:
    Cost of sales                                            3,076,234
    Operating expenses                                       2,830,078
    Depreciation and amortization                              180,116
    Pre-opening expenses                                       462,163
    Interest expense, net                                       38,900
                                                            ----------

       Total cost and expenses                               6,587,491
                                                            ----------

Loss from operations                                          (864,868)

Other income, net                                               13,005
                                                            ----------
          Net loss                                          $ (851,863)
                                                            ==========


See accompanying notes.
                                       F-3



                            MAX'S BEACH GRILL, LTD.,
                             UNIQUE BRICKELL, LTD.,
                                       AND
                               UNIQUE WESTON, LTD.

                        COMBINED STATEMENT OF CASH FLOWS
                      For the Year Ended December 31, 1998


Cash flows from operating activities:
    Net loss                                                                                                     $ (851,863)
    Adjustments to reconcile net loss to net cash
       used in operating activities:
          Depreciation and amortization                                                                             180,116
          Increase in inventories                                                                                   (77,691)
          Increase in other current assets                                                                          (37,619)
          Increase in accounts payable                                                                              206,997
          Increase in accrued expenses                                                                              431,296
                                                                                                                 ----------

Net cash used in operating activities                                                                              (148,764)
                                                                                                                 ----------

Cash flows from investing activities:
    Purchase of property and equipment                                                                             (758,535)
    Decrease in other assets                                                                                         19,790
                                                                                                                 ----------

Net cash used in investing activities                                                                              (738,745)
                                                                                                                 ----------

Cash flows from financing activities:
    Repayments and borrowings from affiliates, net                                                                  411,895
    Principal payments on obligation under capital
       leases                                                                                                       (42,170)

                                                                                                                 ----------
Net cash provided by financing activities                                                                           369,725
                                                                                                                 ----------

Net decrease in cash and cash equivalents                                                                          (517,784)

Cash and cash equivalents, beginning of year                                                                        796,979
                                                                                                                 ----------

Cash and cash equivalents, end of year                                                                           $  279,195
                                                                                                                 ==========

See accompanying notes.
                                       F-4

                            MAX'S BEACH GRILL, LTD.,
                             UNIQUE BRICKELL, LTD.,
                                       AND
                               UNIQUE WESTON, LTD.

                     NOTES TO COMBINED FINANCIAL STATEMENTS


Note 1 - Organization and Description of Business

Max's Beach Grill, Ltd. (Beach Grill), Unique Brickell, Ltd. (Brickell), and Unique Weston, Ltd. (Weston), (collectively, the Partnerships), are separate limited partnerships which are affiliated by common ownership. Sforza Enterprises Inc. (Sforza) owns a 51% limited partnership interest in each of the partnerships. Each of the partnerships were formed as Florida limited partnerships and are governed by separate limited partnership agreements. The agreements each vest the overall management and control of all aspects of the business and affairs of the Partnerships exclusively in the general partner. The Partnerships will terminate upon the occurrence of certain specified events or on January 31, 2027.

Beach Grill owns and operates the Max's Beach Place Restaurant located on the beach in Ft. Lauderdale, Florida which opened for business in April 1997. Brickell owns and operates the Max's Grille at Las Olas Riverfront Restaurant located in downtown Ft. Lauderdale, Florida which opened in June 1998. Weston owns and operates the Max's Grille Restaurant located in Weston, Florida which opened in October 1998.


Note 2 - Summary of Significant Accounting Policies

A summary of the significant accounting policies used in preparing the accompanying combined financial statements follows:

      Principles of Combination
      -------------------------

      The combined financial statements include the accounts of Beach Grill, Brickell, and Weston. All significant intercompany accounts and transactions are eliminated in combination.

      Cash Equivalents
      ----------------

      For purposes of the statement of cash flows, the Partnerships consider all temporary cash investments with maturities of three months or less, when purchased, to be cash equivalents.

      Inventories
      -----------

      Inventories consist of various food and beverage items which are stated at the lower of cost or market using the first-in, first-out method.

                            MAX'S BEACH GRILL, LTD.,
                             UNIQUE BRICKELL, LTD.,
                                       AND
                               UNIQUE WESTON, LTD.

                NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED


Note 2 - Summary of Significant Accounting Policies, Continued

      Property and Equipment
      ----------------------

      Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which range from three to ten years. Leasehold improvements are amortized using the straight-line method over the estimated useful lives of the improvements or the term of the lease, whichever is shorter. Equipment leased under capital leases is amortized over the lives of the respective leases.

      Restaurant Pre-Opening Expenses
      -------------------------------

      Restaurant pre-opening expenses include the costs incurred to prepare a restaurant for its initial commencement of operations. Such costs include training, utilities, staff recruitment, insurance, and other start-up costs. Prior to 1998, the Partnerships capitalized such costs and amortized the balance to expense over a twelve-month period. During 1998, the Partnerships adopted Statement of Position Number 98-5, which requires such costs to be expensed as incurred.

      Income Taxes
      ------------

      Federal income taxes are not payable by, or provided for, the Partnerships, as partners are taxed on their proportionate shares of the Partnerships' taxable income or loss.

      Management Estimates
      --------------------

      Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.

      Concentration of Credit Risk
      ----------------------------

      Financial instruments which potentially subject the Partnerships to concentrations of credit risk include temporary cash investments. The Partnerships place their cash and temporary cash investments with high credit quality financial institutions. Such balances generally exceed the FDIC insurance limit.

                            MAX'S BEACH GRILL, LTD.,
                             UNIQUE BRICKELL, LTD.,
                                       AND
                               UNIQUE WESTON, LTD.

                NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED

Note 3 - Property and Equipment

Property and equipment consists of the following at December 31, 1998:
    Leasehold improvements                                        $  777,671
    Equipment leased under capital leases                            269,007
    Furniture, fixtures, and equipment                             1,179,500
                                                                  ----------

                                                                   2,226,178

    Less accumulated depreciation and amortization                  (253,919)

                                                                  ----------
                                                                  $1,972,259
                                                                  ==========

Depreciation and amortization of property and equipment, including equipment leased under capital leases, totaled $180,116 for 1998.


Note 4 - Description of Leasing Arrangements

The Partnerships' restaurants operate primarily in facilities leased from entities owned by third parties. The leases have specified monthly payments over ten-year terms and require the Partnerships to pay specified percentages of sales in excess of certain levels as additional rent. The Partnerships also lease certain equipment under various operating leases.

During 1998, certain landlords contributed approximately $1,353,000 toward the construction of leasehold improvements. Such contributions were recorded as reductions of the related asset. Amounts received by the Partnerships in excess of the cost of the related leasehold improvements, totaling $70,758 and included in accrued expenses, are amortized over the life of the related lease as a reduction of rent expense.

In addition, the Partnerships lease certain equipment from unrelated parties under capital leases. The combined balance sheet at December 31, 1998 includes the following regarding equipment leased under capital leases:

    Equipment leased under capital leases                                                                 $ 269,007
    Accumulated amortization                                                                                (64,050)
                                                                                                          ---------

                                                                                                          $ 204,957
                                                                                                          =========


                            MAX'S BEACH GRILL, LTD.,
                             UNIQUE BRICKELL, LTD.,
                                       AND
                               UNIQUE WESTON, LTD.

                NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED


Note 4 - Description of Leasing Arrangements, Continued

Minimum annual rentals for leases in effect at December 31, 1998 follow:

                                                               Equipment
                  Year Ending                               Under Capital           Operating
                  December 31,                                  Leases                Leases
                  ------------                                  ------                ------
                        1999                                  $  80,491            $  702,753
                        2000                                     80,491               715,276
                        2001                                     80,491               726,631
                        2002                                     21,445               744,208
                        2003                                          -               745,798
                        Thereafter                                    -             3,205,804
                                                              ---------            ----------

           Total minimum rentals                                262,918            $6,840,470
                                                                                   ==========

           Less interest portion                                (62,626)
                                                              ---------
           Present value of net
               minimum rentals                                $ 200,292
                                                              =========

Total rent expense under operating leases for the year 1998 amounted to $505,693, including $23,446 in contingent rentals.


Note 5 - Related Party Transactions

      Management Agreements
      ---------------------

      Unique Restaurant Concepts, Inc. (URCI) provides restaurant management and accounting services to each of the partnerships pursuant to management agreements dated December 30, 1997. Under these agreements, URCI was delegated the general partner's powers (see Note 1). These agreements require a base management fee of $1.5% of the gross revenue with an additional amount payable to Unique of up to 2.5% of the gross revenue for reimbursement of certain common expenses. Management fees amounted to $222,396 in 1998.

      Construction Services
      ---------------------

      The Partnerships contracted the construction of certain restaurant leasehold improvements from an entity controlled by a principal of the Partnerships. Payments to the entity during 1998 for construction services performed totaled $1,409,308.

                            MAX'S BEACH GRILL, LTD.,
                             UNIQUE BRICKELL, LTD.,
                                       AND
                               UNIQUE WESTON, LTD.

                NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED


Note 5 - Related Party Transactions, Continued

      Due to Affiliate
      ----------------

      The Partnerships periodically borrow funds for working capital purposes from entities related through common ownership. Outstanding borrowings are uncollateralized and non-interest bearing with no stipulated repayment terms.


Note 6 - Changes in Partners' Equity

The changes in partners' equity for the year ended December 31, 1998 are presented as follows:

                                                      Max's
                                                      Beach             Unique         Unique           Total
                                                      Grill,           Brickell,       Weston,         Partners'
                                                       Ltd.              Ltd.            Ltd.           Equity
                                                       ----              ----            ----           ------
    Balance, January 1, 1998                         $ 665,195         $ 800,000      $ 650,000       $2,115,195
    Net loss for 1998                                 (212,934)         (462,703)      (176,226)        (851,863)
                                                     ---------         ---------      ---------       ----------

    Balance, December 31, 1998                       $ 452,261         $ 337,297      $ 473,774       $1,263,332
                                                     =========         =========      =========       ==========

The limited partnership agreements provide for partners to receive a priority return of their capital account upon the liquidation of a partnership or a partner's interest.


Note 7 - Supplemental Statement of Cash Flows Information

Supplemental statement of cash flows information for the year ended December 31, 1998 follows:

           Cash payments for interest                                   $38,900
                                                                       ========

Note 8 - Subsequent Event

During August 1999, Sforza acquired the remaining 49% partnership interests in each of the limited partnerships (see Note 1). In connection with the purchase, the management agreements with URCI were terminated and separate license agreements were executed. The license agreements require the Partnerships to pay a license fee ranging from .75% to 1.75% of revenue during the twelve month period after the acquisition. The license agreements generally may be cancelled after twelve months.


                            MAX'S BEACH GRILL, LTD.,
                             UNIQUE BRICKELL, LTD.,
                                       AND
                               UNIQUE WESTON, LTD.

                        COMBINED CONDENSED BALANCE SHEET
                                  June 30, 1999
                                   (Unaudited)


                                     ASSETS

Current assets:
    Cash and cash equivalents                                                                            $  118,349
    Inventories                                                                                              74,603
    Other current assets                                                                                    126,086
                                                                                                         ----------

          Total current assets                                                                              319,038

Property and equipment, net                                                                               1,867,111

Other assets                                                                                                 26,981

                                                                                                         ----------
              Total assets                                                                               $2,213,130
                                                                                                         ==========


                        LIABILITIES AND PARTNERS' EQUITY

Current liabilities:
    Accounts payable                                                                                     $  231,338
    Accrued expenses                                                                                        441,679
    Due to affiliate                                                                                         40,000
    Current portion of obligation under capital
       leases                                                                                                48,889
                                                                                                         ----------

          Total current liabilities                                                                         761,906

Obligation under capital leases, net                                                                        127,428
                                                                                                         ----------

          Total liabilities                                                                                 889,334

Partners' equity                                                                                          1,323,796
                                                                                                         ----------

              Total liabilities and partners' equity                                                     $2,213,130
                                                                                                         ==========



See note to interim combined condensed financial statements.

                            MAX'S BEACH GRILL, LTD.,
                             UNIQUE BRICKELL, LTD.,
                                       AND
                               UNIQUE WESTON, LTD.

                   COMBINED CONDENSED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1999
                                   (Unaudited)


Restaurant sales, net                                            $4,752,117
                                                                 ----------

Cost and expenses:
    Cost of sales                                                 2,393,108
    Operating expenses                                            2,307,351
    Interest expense                                                 16,270
                                                                 ----------

       Total cost and expenses                                    4,716,729
                                                                 ----------

Income from operations                                               35,388

Other income, net                                                     5,076
                                                                 ----------
          Net income                                             $   40,464
                                                                 ==========

See note to interim combined condensed financial statements.

                            MAX'S BEACH GRILL, LTD.,
                             UNIQUE BRICKELL, LTD.,
                                       AND
                               UNIQUE WESTON, LTD.

                   COMBINED CONDENSED STATEMENT OF CASH FLOWS
                     For the Six Months Ended June 30, 1999
                                   (Unaudited)


Cash flows from operating activities:
    Net income                                                                                                   $   40,464
    Adjustments to reconcile net income to net cash
       used in operating activities:
          Depreciation and amortization                                                                             138,035
          Decrease in inventories                                                                                    42,825
          Decrease in other current assets                                                                          147,977
          Decrease in accounts payable                                                                             (321,410)
          Decrease in accrued expenses                                                                             (162,389)
                                                                                                                 ----------

Net cash used in operating activities                                                                              (114,498)
                                                                                                                 ----------

Cash flows from investing activities:
    Purchase of property and equipment                                                                              (32,887)
    Decrease in other assets                                                                                            514
                                                                                                                 ----------
Net cash used in investing activities                                                                               (32,373)
                                                                                                                 ----------

Cash flows from financing activities:
    Borrowings from affiliates, net                                                                                  10,000
    Principal payments on obligation under capital
       leases                                                                                                       (23,975)
                                                                                                                 ----------

Net cash used in financing activities                                                                               (13,975)
                                                                                                                 ----------

Net decrease in cash and cash equivalents                                                                          (160,846)

Cash and cash equivalents, beginning of period                                                                      279,195
                                                                                                                 ----------

Cash and cash equivalents, end of period                                                                         $  118,349
                                                                                                                 ==========

See note to interim combined condensed financial statements.

                            MAX'S BEACH GRILL, LTD.,
                             UNIQUE BRICKELL, LTD.,
                                       AND
                               UNIQUE WESTON, LTD.

           NOTE TO COMBINED CONDENSED FINANCIAL STATEMENTS (Unaudited)


Basis of Presentation
---------------------

The combined condensed financial statements as of June 30, 1999 and for the six months then ended are unaudited; however, in the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the combined financial statements for the interim period have been included. The results of the interim period ended June 30, 1999 are not necessarily indicative of the results to be obtained for the full fiscal year ending December 31, 1999.

(b) Pro Forma Financial Information.

On December 30, 1997, Sforza Enterprises Inc. and subsidiaries (the Company) acquired 51.% limited partnership interests in each of three limited partnerships that operate or planned to operate a Max's Grille Restaurant at a separate location in South Florida pursuant to a partnership subscription agreement. The aggregate purchase price for the three limited partnership interests was $2,386,000. The business of the limited partnerships was governed by similar limited partnership agreemens that vest overall management and control of the limited partnerships to Unique Restaurant Concepts, Inc. (URCI) through separate management agreements with the limited partnerships. The Company accounted for the investments in the limited partnerships using the equity method through June 30, 1999.

One of the restaurants was opened during 1997 and two restaurants were opened during 1998. The three limited partnerships that own and operate the Max's Grille Restaurants are Max's Beach Grille, Ltd., Unique Brickell, Ltd., and Unique Weston, Inc. (collectively, the Partnerships).

During August 1999, the Company purchased from an affiliate of URCI the remaining 49% partnership interests for an aggregate purchase price of $160,000. In addition, the affiliate was granted options to purchase up to 20,000 shares of the Company's common stock at $2.50 per share. The agreement also terminates the management agreements and requires the limited partnerships to pay license fees to URCI ranging from .75% to 1.75% of the Max's Grille Restaurants' revenue during the twelve month period following the acquisition. The license arrangement generally may be terminated after twelve months. The management agreements provided for a fee of 4% of revenue. The Company will consolidate the Partnerships in its financial statements for periods subsequent to the acquisition date.

The accompanying pro forma financial information presents unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 1998 and for the six months ended June 30, 1999 prepared assuming the transaction was consummated on January 1, 1998. Also presented is the unaudited pro forma consolidated balance sheet as of June 30, 1999 prepared assuming the transaction was consummated on that date.

                    SFORZA ENTERPRISES INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                  JUNE 30, 1999
                                   (UNAUDITED)

                                                                                      Pro Forma
                                       Company                  Partnerships          Adjustments            Pro Forma
                                       -------                  ------------          -----------            ---------
                                                      ASSETS
Current assets:
   Cash and cash
     equivalents                           $  878,857            $  118,349          $   (160,000)3          $  837,206
   Inventories                                 60,001                74,603                     -               134,604
   Other current assets                        70,522               126,086               (40,000)1             156,608
                                           ----------            ----------          ------------            ----------

     Total current assets                   1,009,380               319,038              (200,000)            1,128,418

Investments in unconsol-
   idated subsidiaries                      1,933,968                     -            (1,933,968)2                   -
Property and equipment,
   net                                        868,940             1,867,111                     -             2,736,051
                                                                                          160,000 3
Other assets, net                              64,495                26,981               610,172 2             861,648
                                           ----------            ----------           -----------            ----------

     Total assets                          $3,876,783            $2,213,130           $(1,363,796)           $4,726,117
                                           ==========            ==========           ===========            ==========

                                       LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                        $   93,636            $  231,338           $         -            $  324,974
   Accrued expenses                           170,826               441,679                     -               612,505
   Installment note payable                       626                40,000               (40,000)1                 626
   Current portion of
     obligations under
     capital leases                            18,634                48,889                     -                67,523
                                           ----------            ----------           -----------            ----------

     Total current
       liabilities                            283,722               761,906               (40,000)            1,005,628

Obligations under
   capital leases, net                         10,675               127,428                     -               138,103
                                           ----------            ----------           -----------            ----------

       Total liabilities                      294,397               889,334               (40,000)            1,143,731
                                           ----------            ----------           -----------            ----------

Shareholders' equity:
   Common stock                                17,100                     -                     -                17,100
   Additional paid-in
     capital                                5,097,064             1,323,796            (1,323,796)            5,097,064
   Accumulated deficit                     (1,531,778)                    -                     -            (1,531,778)
                                           ----------            ----------           -----------            ----------

     Total shareholders'
       equity                               3,582,386             1,323,796            (1,323,796)            3,582,386
                                           ----------            ----------           -----------            ----------

     Total liabilities and
       shareholders' equity                $3,876,783            $2,213,130           $(1,363,796)           $4,726,117
                                           ==========            ==========           ===========            ==========

--------

Explanatory footnotes:
1. Adjustment to eliminate loan between the Company and the Partnerships.
2. Adjustment to eliminate the Partnerships' equity against the Company's investment and record the difference of $610,172 as goodwill.
3. Adjustment to reflect the aggregate cash purchase price of $160,000.


                    SFORZA ENTERPRISES INC. AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)

                                                                                       Pro Forma
                                           Company              Partnerships          Adjustments            Pro Forma
                                           -------              ------------          -----------            ---------
Net sales                                  $2,241,521            $4,752,117           $         -            $6,993,638
                                           ----------            ----------           -----------            ----------

Cost and expenses:
   Cost of sales                            1,102,070             2,393,108                     -             3,495,178
                                                                                           10,000 3
   Operating expenses                       1,242,890             2,307,351              (106,923)1           3,453,318
   Interest expense                             3,294                16,270                     -                19,564
                                           ----------            ----------           -----------            ----------

     Total cost and
       expenses                             2,348,254             4,716,729               (96,923)            6,968,060
                                           ----------            ----------            ----------            ----------

Operating income (loss)                      (106,733)               35,388                96,923                25,578

Other income (expense):
Other income, net                              25,601                 5,076                     -                30,677
Equity in income of
   unconsolidated
   affiliates                                   7,097                     -                (7,097)2                   -
                                           ----------            ----------            ----------            ----------

   Income (loss) before
     income taxes                             (74,035)               40,464                89,826                56,255

Income taxes                                        -                     -                     -4                    -
                                           ----------            ----------            ----------            ----------

Net income (loss)                          $  (74,035)           $   40,464            $   89,826            $   56,255
                                           ==========            ==========            ==========            ==========

Basic earnings (net loss)
   per common share                        $    (0.04)                                                       $     0.03
                                           ==========                                                        ==========

Weighted average shares
   outstanding                              1,710,000                                                         1,710,000
                                           ==========                                                        ==========


Explanatory footnotes:
1. Adjustment to reverse management fees and charge license fees.
2. Adjustment to reverse equity method income in limited partnerships.
3. Adjustment to amortize goodwill of $160,000 over eight years.
4. Income taxes are not provided due to available net operating loss carryovers.

                    SFORZA ENTERPRISES INC. AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)

                                                                                       Pro Forma
                                            Company             Partnerships          Adjustments            Pro Forma
                                            -------             ------------          -----------            ---------
Net sales                                  $3,774,366            $5,722,623           $         -           $ 9,496,989
                                           ----------            ----------           -----------           -----------

Cost and expenses:
   Cost of sales                            1,887,946             3,076,234                     -             4,964,180
   Operating expenses                       2,174,814             3,010,194              (122,250)1           5,082,758
                                                                                           20,000 3
   Pre-opening expenses                             -               462,163                     -               462,163
   Interest expense, net                       11,166                38,900                     -                50,066
                                           ----------            ----------            ----------           -----------

     Total cost and
       expenses                             4,073,926             6,587,491              (102,250)           10,559,167
                                           ----------            ----------            ----------           -----------

Operating loss                               (299,560)             (864,868)              102,250            (1,062,178)

Other income (expense);
   Other income, net                           12,364                13,005                     -                25,369
   Equity in losses of
     unconsolidated
     affiliates                              (450,415)                    -               450,415 2                   -
                                           ----------            ----------            ----------           -----------

     Loss before income
       taxes                                 (737,611)             (851,863)              552,665            (1,036,809)

Income taxes                                        -                     -                     -                     -
                                           ----------            ----------            ----------           -----------

Net loss                                   $ (737,611)           $ (851,863)           $  552,665           $(1,036,089)
                                           ==========            ==========            ==========           ===========

Basic net loss per
   common share                            $     (.43)                                                      $      (.61)
                                           ==========                                                       ===========

Weighted average shares
   outstanding                              1,710,000                                                         1,710,000
                                           ==========                                                       ===========


Explanatory footnotes:
1. Adjustment to reverse management fees and charge license fees.
2. Adjustment to reverse equity method losses in limited partnerships.
3. Adjustment to amortize goodwill of $160,000 over eight years.